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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-24527, No. 33-65002, No. 33-65004, No. 033-79788, No. 33-58657, No.
333-04169, No. 333-56593, No. 333-40328, No. 333-64106, No. 33-65724 and No.
333-85204 of Quiksilver, Inc. on Form S-8 of our report dated February 28, 2003 appearing in the Current Report on Form 8-K/A of Quiksilver, Inc. for the year ended October 31, 2002.



DELOITTE TOUCHE TOHMATSU



February 28, 2003